   As filed with the Securities and Exchange Commission on February 26, 1998

                                                       Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         MARTEK BIOSCIENCES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                                   52-1399362
                      ------------------------------------
                      (I.R.S. employer identification no.)

                   6480 DOBBIN ROAD, COLUMBIA, MARYLAND 21045
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

              MARTEK BIOSCIENCES CORPORATION 1997 STOCK OPTION PLAN
              -----------------------------------------------------
                            (Full title of the plan)

                                   STEVE DUBIN
        CHIEF FINANCIAL OFFICER, GENERAL COUNSEL, SECRETARY AND TREASURER
                         MARTEK BIOSCIENCES CORPORATION
                                6480 DOBBIN ROAD
                             COLUMBIA MARYLAND 21045
                     ---------------------------------------
                     (Name and address of agent for service)

                                 (410) 740-0081
          -------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

                                    Copy to:

                                MICHAEL J. SILVER
                             HOGAN & HARTSON L.L.P.
                            111 SOUTH CALVERT STREET
                            BALTIMORE, MARYLAND 21202
                                 (410) 659-2741

                         CALCULATION OF REGISTRATION FEE

============================================================================================================================
                                                        Proposed               Proposed maximum
 Title of securities                 Amount to be    maximum offering          aggregate offering            Amount of
 to be registered                     registered(1)   price per share(1)            price(1)           registration fee(1)
----------------------------------------------------------------------------------------------------------------------------
 Common Stock, par value $.01
          per share                      500,000         $13.82                    $6,910,000               $2093.94
============================================================================================================================

       (1) Pursuant to Rule 457(c) and (h)(1) of the Securities Act of 1933, as amended solely for the purpose of calculating the amount of the registration fee, based on the average of the high and low prices per share of Martek Biosciences Corporation common stock, par value $.01 per shares, on February 24, 1998, as reported on the Nasdaq stock market.


                                                Exhibit Index Appears on page 4.

       The contents of Martek Biosciences Corporation's registration statement on Form S-8 (SEC File Number 333-27671) relating to the 1997 Stock Option Plan is hereby incorporated by reference herein.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Columbia, State of Maryland, on this 26th day of February, 1998.

                                    MARTEK BIOSCIENCES CORPORATION

                               By:   /s/ Henry Linsert, Jr.
                                     -------------------------------
                                         Henry Linsert, Jr.
                                         Chairman and Chief Executive Officer

                                POWER OF ATTORNEY

       We, the undersigned officers and directors of Martek Biosciences Corporation, hereby severally and individually constitute and appoint Steve Dubin and Michael J. Silver, and each of them, the true and lawful attorneys and agents of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below) any and all amendments to this Registration Statement on Form S-8, and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have power to act with or without the other and to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys and agents and each of them to any and all such amendment and amendments.

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                                           TITLE                                             DATE
---------                                           -----                                             ----
/S/ HENRY LINSERT, JR.                              Chairman and Chief                                February 26, 1998
---------------------------------------             Executive Officer
     Henry Linsert, Jr.                             (Principal Executive Officer)

/S/ STEVE DUBIN                                     Chief Financial Officer                           February 26, 1998
---------------------------------------             General Counsel, Secretary and Treasurer
      Steve Dubin                                   (Principal Financial Officer and Principal
                                                    Accounting Officer)

Board of Directors:

By: /S/ HENRY LINSERT, JR.                          Director                                          February 26, 1998
---------------------------------------
    Henry Linsert, Jr.

By: /S/ JULES BLAKE                                 Director                                          February 26, 1998
---------------------------------------
      Jules Blake

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

By: /S/ BRUCE E. ELMBLAD                            Director                                          February 26, 1998
---------------------------------------
      Bruce E. Elmblad

By: /s/ ANN L. JOHNSON                              Director                                          February 26, 1998
---------------------------------------
      Ann L. Johnson

By: /S/ DOUGLAS J. MACMASTER, JR.                   Director                                          February 26, 1998
---------------------------------------
       Douglas J. MacMaster, Jr.

By: /S/ JOHN H. MAHAR                               Director                                          February 26, 1998
---------------------------------------
      John H. Mahar

By: /S/ SANDRA PANEM                                Director                                          February 26, 1998
---------------------------------------
      Sandra Panem

By: /S/ RICHARD J. RADMER                           Director                                          February 26, 1998
---------------------------------------
      Richard J. Radmer

By: /S/ EUGENE H. ROTBERG                           Director                                          February 26, 1998
---------------------------------------
      Eugene H. Rotberg

By: /S/ WILLIAM D. SMART                            Director                                          February 26, 1998
---------------------------------------
      William D. Smart



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

                                 EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

4.1(e)*               Martek Biosciences Corporation 1997 Employee Stock Option Plan ("Stock Plan")

5.1                   Opinion of Counsel Regarding the Legality of the Shares of Common
                      Stock Being Registered

23.1**                Consent of Counsel

23.2                  Consent of Ernst & Young LLP, Independent Auditors

25***                 Powers of Attorney

----------

* Included as an Exhibit to the Registrant's Registration Statement on Form S-8, Registration No. 333-27671 filed on May 22, 1997, and incorporated herein by reference

**     Included in Exhibit 5.

***    Contained on signature page.



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